Exhibit 31.1 Certification by Corning F. Painter pursuant to Rule 13a-14(a) of the Securities Exchange Act of 1934

CERTIFICATION

In connection with the Annual Report of Orion Engineered Carbons S.A. on Form 10-K for the fiscal year ended December 31, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Corning Painter, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 20, 2020
/s/ Corning Painter
Chief Executive Officer